GP STRATEGIES®

Investor Presentation

December 15, 2020



Cautionary Note about Forward-looking Statements and Non-GAAP Financial Measures

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. Forward–looking statements are not statements of historical facts, but rather reflect our current expectations concerning future events and results. We use words such as "expects," "intends," "believes," "may," "will," "should," "could," "anticipates," "estimates," "plans" and similar expressions to indicate forward-looking statements, but their absence does not mean a statement is not forward-looking. Because these forward-looking statements are based upon management's expectations and assumptions and are subject to risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including, but not limited to, those factors set forth under Item 1A – Risk Factors of our most recent Form 10-K and those other risks and uncertainties detailed in our periodic reports and registration statements filed with the Securities and Exchange Commission ("SEC"). We caution that these risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. We cannot predict these new risk factors, nor can we assess the effect, if any, of the new risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ from those expressed or implied by these forward-looking statements.

If any one or more of these expectations and assumptions proves incorrect, actual results will likely differ materially from those contemplated by the forward-looking statements. Even if all of the foregoing assumptions and expectations prove correct, actual results may still differ materially from those expressed in the forward-looking statements as a result of factors we may not anticipate or that may be beyond our control. While we cannot assess the future impact that any of these differences could have on our business, financial condition, results of operations and cash flows or the market price of shares of our common stock, the differences could be significant. We do not undertake to update any forward-looking statements made by us, whether as a result of new information, future events or otherwise. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this presentation.

Non-GAAP Financial Measures: This presentation includes non-GAAP financial information. This non-GAAP information is in addition to, not a substitute for or superior to, measures of financial performance or liquidity determined in accordance with US GAAP. The Securities and Exchange Commission's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure and requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with US GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with US GAAP. The required presentations and reconciliations are contained in this presentation and can also be found at our website at www.gpstrategies.com.

GP STRATEGIES®

Your Workforce Transformation Partner™

HELPING CLIENTS ACHIEVE SUPERIOR BUSINESS RESULTS

INCREASE EFFICIENCEY

OPTIMIZE PERFORMANCE

MAXIMIZE POTENTIAL

Investment Data

Exchange:	NYSE (GPX)
Business:	Workforce Transformation Solutions
Web Address:	www.gpstrategies.com
Headquarters:	Columbia, Maryland USA
Investor Relations:	Candice Hester, VP, 443-274-5893

Operating Highlights:

- Proactive approach by the Management team in dealing with the impact of the pandemic
- Management refocused effort on growing core competencies after successfully completing selective divestitures and reorganization of operations
- Low leverage, strong balance sheet
- Large recurring revenue stream
- Historic strong conversion of Adjusted EBITDA to cash flow

Market Data:

- Common Shares Outstanding – Fully Diluted at September 30, 2020: **17.5 million**
- Market Capitalization @ $12.00 per share: **$210 million**
- Adjusted EBITDA Trailing Twelve Months for September 30, 2020: **$30.5 million**
- Reduced Long-term Debt to **$43.8 million** at September 30, 2020* compared to $119.7 million at June 30, 2019
- YTD 9-month revenue for September 30, 2020: **$350.0 million**

*Divested IC Axon on October 1, 2020 receiving approximately $28 million, less an escrow of $1.5 million that will further reduce debt

Why GP STRATEGIES

GPX
LISTED
NYSE

Growth Cyclical Company

Strong Balance Sheet

Strong Cash Flow Generation

Focused on:

Margin Expansion

Portfolio Management

Selective Strategic Acquisitions

GP STRATEGIES®

GPX Highlights

Blue Chip Customer Base
- 148 of Fortune 500 companies
- 124 of Global 500 companies

Large Addressable Market
- Operate in more than 80 countries
- COVID-19 creating an environment that requires virtual employee training
- Historical strong performance after economic cycles

Global Capability
- Operate in more than 80 countries

Deep Industry Expertise
- Four strategic focus industries
- Decades of experience in each

Strong Client Retention
- 60% average revenue from multi-year contracts
- Additional 30% of revenue from existing customers

Strong Competitive Position

1. **Largest Competitor ⟶ Internal Training Departments**
   a) During economic down cycles internal training staff are frequently reduced
   b) During economic recoveries, organizations have typically been slow to add internal training department costs

2. **GP historically emerges from economic cycles in a stronger position than others in our industry**
   a) Multi-year contracts enable the company to maintain clients during business cycles
   b) Scalable business model
   c) Financial strength to manage the stress of economic cycles better than smaller training companies

Global Training Spend


Tuition
$44.1
(12%)
External
Spend
$99.4
(27%)
$370.3
BILLION
(2019)
Internal
Spend
$226.8
(61%)

SPEND DATA SOURCE: Training Industry 2019

Global Operations

Data as of 9/30/2020



Approx. 68%
NORTH AMERICA
Canada,
United States
Approx. 22%
EMEA
Cyprus*, Denmark, Egypt, Finland, France, Germany, Hungary*, Ireland*, Netherlands, Poland, Portugal*, Romania, Spain, Sweden, Switzerland, South Africa, Turkey, United Arab Emirates, United Kingdom
Approx. 10%
DEVELOPING MARKETS
Argentina, Brazil, Chile, Colombia, Australia, India, Japan, Greater China, Malaysia, Mexico, Peru, Philippines, Singapore, South Korea, Taiwan, Thailand

* Satellite Locations

Deep Expertise in **KEY Industries**


Other
24%
23%
Automotive
Life Sciences
5%
8%
Energy/Oil & Gas
8%
Technology
13%
Aerospace & Defense
19%
Financial Services

Our Purpose

To enable **people** and businesses to perform at their highest potential

Workforce Transformation Solutions

BUSINESS CONSULTING & ORGANIZATIONAL DEVELOPMENT
Align your vision and strategy for sustained superior results.

LEADERSHIP SOLUTIONS
Create your leadership edge.

LEARNING STRATEGY & SOLUTIONS
Develop a capable & confident workforce.

MANAGED LEARNING SERVICES
Optimize learning & development solutions at scale.

TECHNOLOGY IMPLEMENTATION & ADOPTION
Fulfill the performance potential that technology enables.

TECHNICAL SOLUTIONS
Focus on the critical skills & procedures to drive business results.

GP Strategies Awards & Recognitions

We have received accolades on the journey to excellence for both the company and our clients.

2020 Brandon Hall HCM Excellence

Gold | Best Advance in Competencies and Skill Development | MetLife
Gold | Best Learning Program Supporting a Change Transformation Business Strategy | MetLife
Gold | Best Program for Sales Training and Performance | GM
Gold | Best Unique or Innovative Learning and Development Program | Lufthansa Technical Training
Silver | Best Use of Blended Learning Program | UOB
Silver | Best Unique or Innovative Leadership and Development Program | Alyeska
Silver | Best Unique or Innovative Learning and Development Program | MetLife
Silver | Best Advance in Learning Technology Implementation | GM
Bronze | Best Advanced in Compliance Training | Avangrid
Bronze | Best Use of Blended Learning | Electric Boat
Bronze | Best Unique or Innovative Leadership and Development Program | UOB
Bronze | Best Unique or Innovative Sales Training | GM

2020 SAP EMEA North Award for Partner Excellence

Service Excellence Category | Inaugural Year

2020 Training Industry, Inc.

Top 20 Custom Content Development Company | 10th Consecutive Year
Top 20 Health & Safety Compliance Training Company | 4th Consecutive Year
Top 20 Leadership Training Company | 8th Consecutive Year
Top 20 Sales Training Company | 13th Consecutive Year
Top 20 Training Outsourcing Company | 17th Consecutive Year

2020 Chief Learning Officer Learning in Practice

Gold | Blended Learning | Major Financial Services Company
Silver | Blended Learning | Technical Training Company
Silver | Excellence in Content | Major Energy Company
Bronze | Excellence in Partnership | Leader in Life Sciences Company

2019 Asia-Pacific Stevie Award

Gold | Innovative Use of Technology in Human Resources, Financial Services Industries

2019 AVANGRID Supplier of the Year | Inaugural Year

Health & Safety

2019 Chief Learning Officer Learning in Practice

Gold | Excellence in Tech Innovation | Microsoft
Silver | Excellence in Partnership | Boeing

2019 GM Supplier of the Year | 3rd Consecutive Year

Performance, Quality, and Innovation

2019 Human Resources Online Vendor of the Year Award

Bronze | Best Leadership Development Consultancy

2019 Training Industry, Inc.

Top 20 Assessment & Evaluation Company | 3rd Consecutive Year
Top 20 Gamification Company | 6th Consecutive Year
Top 20 IT Training Company | 9th Consecutive Year

2018 Best Places to Work Bloomington | Inaugural Year

6th Best Place to Work in Bloomington, Indiana

2018 eLearning Industry Content Development

Top 10 High Value eLearning Content Provider by eLearningIndustry.com

2018 SAP Quality Award

Silver | Nordic and Baltic Countries
Bronze | Nordic and Baltic Countries

2018 Training Industry, Inc.

Top 20 Learning Portal/LMS Company | 9th Consecutive Year

Financials & Financial Strategy

Cash Flow Allocation

The Company has significantly reduced its net Long-Term Debt with a combination of free cash flow generated from Operations and proceeds from divestitures of selected non-core assets from June 30, 2019 to September 30, 2020.

(in thousands)	JUNE 30, 2019	SEPTEMBER 30, 2020*
Long-Term Debt	$(119,650)	$(43,750)
Cash & Cash Equivalents	6,111	13,206
Net Debt	**$(113,539)**	**$(30,544)**

In October 2020, the Company sold its IC Axon business division for approximately $28.0 million subject to certain adjustments with $1.5 million held in escrow. The Company used the net proceeds to further reduce its long-term debt.

The Company believes, that with the potential of additional divestitures of non-core assets and the continued generation of strong free cash flow from Operations, significant opportunities will exist to redeploy capital without creating substantial leverage.

Portfolio Management

DIVESTITURE	SALE PRICE	DATE COMPLETED	TTM REVENUE	GROSS PROFIT
Tuition Reimbursement (sold to Bright Horizons)	$20.0M	10/1/2019	$6.5M	$1.3M
Alternative Fuels (sold to Cryogenic Industries)	$6.0M	1/1/2020	$11.0M	$1.6M
IC Axon (sold to Private Equity)	$28.0M (plus potential $2.0M earn out)	10/1/2020	$12.5M	Not disclosed

GP STRATEGIES®

Selective Strategic Acquisitions

ACQUISITION STRATEGY

The Company will focus on strategic acquisitions in complementary competencies in core industries with the following criteria:

1. Selective discipline on acquisitions to complement current core industries and competencies and retain focus of the Management team
2. Acquisitions accretive within a 12-month period
3. Acquisition program will have a specific limit on total debt leverage

POTENTIAL RETURN OF CAPITAL

The Company historically has been active in a share repurchase program as a way of increasing Shareholder value and returning capital. The Company believes that under the right circumstances, this can be an additional method of redeploying excess capital in the future.

Strong Balance Sheet

The Company has historically generated strong net cash flow from operating activities.

$26.3M
2017

$11.2M
2018

$13.4M
2019

$45.4M
2020
(as of 9/30/2020)

Revolving Credit Agreement

$119.7M
Borrowings under revolver as of 6/30/19

$82.9M
Borrowings under revolver as of 12/31/19

$43.8M*
Borrowings under revolver as of 9/30/2020

**Does not include proceeds from IC Axon divestiture*

Looking forward, our focus is on margin expansion, interest expense reduction, and EPS improvement



Adjusted EBITDA
Revenue
($ in millions)
9.0%
490.6
45.0
2016
9.7%
509.2
49.3
2017
7.4%
515.2
37.9
2018
7.0%
583.3
40.9
2019
6.0%
505.4
30.5
TTM 9/30/2020
Adjusted EPS
$1.26
$1.43
$0.90
$0.84
$0.56

GP STRATEGIES®

Adjusted EBITDA is a non-GAAP financial measure that the Company believes is useful to investors in evaluating its results. For a reconciliation of this non-GAAP financial measure to the most comparable GAAP equivalent, see the Non-GAAP Reconciliations, along with related footnotes, in the Appendix to this report.

Q&A

Appendix

Non-GAAP Reconciliation – Adjusted EBITDA(1)

	TTM September 30, 2020	Nine Months Ended September 30, 2020	Three Months Ended December 31, 2019	Year Ending December 31, 2019	Year Ending December 31,2018	Year Ending December 31, 2017	Year Ending December 31, 2016
Net income (loss)	$ 8,116	$ (1,379)	$ 9,495	$ 15,189	$ 9,836	$ 12,891	$ 20,247
Interest expense	3,231	2,025	1,206	6,058	2,945	3,132	1,568
Income tax expense (benefit)	3,531	(1,241)	4,772	7,180	4,927	6,798	9,787
Depreciation and amortization	8,694	6,204	2,490	9,482	7,921	6,974	6,462
EBITDA	**23,572**	**5,609**	**17,963**	**37,909**	**25,629**	**29,795**	**38,064**
Non-cash stock compensation expense	6,066	4,410	1,656	5,595	4,310	6,314	6,015
Stock compensation related to severance	1,721	1,721	-	-	-	-	-
Restructuring charges	1,089	855	234	1,639	2,930	3,317	-
Severance expense	7,708	7,502	206	2,232	515	-	-
Change in paid time off policy	(1,894)	(1,894)	-	-	-	-	-
(Gain) loss on change in fair value of contingent consideration, net	-	-	-	(677)	(4,438)	(1,620)	136
ERP implementation costs	585	-	585	2,188	4,037	4,916	-
Foreign currency transaction (gains) losses	388	722	(334)	718	2,298	334	169
Legal acquisition and transaction costs	2,027	1,406	621	1,291	1,680	459	664
Impairment of operating lease right-of-use assets	255	255	-	-	-	-	-
(Gain) loss on sale of business	(13,190)	(1,064)	(12,126)	(12,126)	956	1,368	-
Loss on settlement with foreign oil & gas client	2,154	-	2,154	2,154	-	4,383	-
Adjusted EBITDA	**$ 30,481**	**$ 19,522**	**$ 10,959**	**$ 40,923**	**$ 37,917**	**$ 49,266**	**$ 45,048**

GP STRATEGIES®

Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) is a widely used non-GAAP financial measure of operating performance. It is presented as supplemental information that the Company believes is useful to investors to evaluate its results because it excludes certain items that are not directly related to the Company's core operating performance. Adjusted EBITDA is calculated by adding back to net income, interest expense, income tax expense (benefit), depreciation and amortization, non-cash stock compensation expense, and other unusual or infrequently occurring items. For the periods presented, these other items are stock compensation related to severance, restructuring charges, severance expense, change in paid time off policy, gain on change in fair value of contingent consideration, net, ERP implementation costs, foreign currency transaction (gains) losses, legal acquisition and transaction costs, impairment of operating lease right-of-use asset, and gain on sale of business. Adjusted EBITDA should not be considered as a substitute either for net income, as an indicator of the Company's operating performance, or for cash flow, as a measure of the Company's liquidity. In addition, because Adjusted EBITDA may not be calculated identically by all companies, the presentation here may not be

Non-GAAP Reconciliation – Adjusted EPS[1]

	TTM September 30, 2020	Nine Months Ended September 30, 2020	Three Months Ended December 31, 2019	Year Ending December 31, 2019	Year Ending December 31,2018	Year Ending December 31, 2017	Year Ending December 31, 2016
Diluted EPS	$ 0.48	$ (0.08)	$ 0.56	$ 0.90	$ 0.59	$ 0.76	$ 1.21
Stock compensation severance expense	0.07	0.07	-	-	-	-	-
Restructuring charges	0.05	0.04	0.01	0.07	0.13	0.12	-
Severance expense	0.33	0.32	0.01	0.09	0.02	-	-
Change in paid time off policy	(0.08)	(0.08)	-	-	-	-	-
Gain on change in fair value of contingent consideration, net	-	-	-	(0.03)	(0.20)	(0.10)	0.01
US tax cuts and jobs act of 2017	-	-	-	-	0.02	0.19	-
ERP implementation costs	0.02	-	0.02	0.09	0.18	0.18	-
Foreign currency transaction (gains) losses	0.01	0.02	(0.01)	0.03	0.10	0.01	0.01
Legal acquisition and transaction costs	0.07	0.05	0.02	0.05	0.07	0.02	0.03
Impairment of operating lease right-of use asset	0.01	0.01	-	-	-	-	-
Settlement of contingent consideration in shares	0.03	0.02	0.01	0.03	-	-	-
(Gain) loss on divested business	(0.52)	(0.04)	(0.48)	(0.48)	0.04	0.05	-
Loss on settlement with foreign oil & gas client	0.09	-	0.09	0.09	-	0.16	-
(Reversal) contingent interest on unremitted VAT payments	-	-	-	-	(0.05)	0.04	-
Adjusted EPS	**$ 0.56**	**$ 0.33**	**$ 0.23**	**$ 0.84**	**$ 0.90**	**$ 1.43**	**$ 1.26**

Adjusted Earnings per Diluted Share ("Adjusted EPS"), is a widely used non-GAAP financial measure of operating performance. It is presented as supplemental information that the Company believes is useful to investors to evaluate its results because it excludes certain items that are not directly related to the Company's core operating performance. Adjusted EPS is calculated by adding back to earnings per share gain or loss on the change in fair value of contingent consideration and other unusual or infrequently occurring items. For the periods presented, these other items are restructuring charges, severance expense, ERP implementation costs, foreign currency transaction losses, legal acquisition & transaction costs, settlement of contingent consideration in shares, impairment of operating lease right-of-use asset, gain on sale of business. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the gain or loss on the change in fair value of acquisition-related contingent consideration and other special charges, when considered together with our US GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends.

GP STRATEGIES®

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